CENTURY CAPITAL MANAGEMENT TRUST

                         SUPPLEMENT DATED JULY 20, 2006
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2006


     The second paragraph under the heading "CENTURY SMALL CAP SELECT FUND - PRINCIPAL INVESTMENT STRATEGIES" is modified by deleting the second sentence of the paragraph and replacing it with the following:

     The Adviser considers small cap companies to be those with market capitalizations, at the time of the Fund's investment, not exceeding the highest market capitalization in the Russell 2000(R) Index during the most recent 365 day period.




                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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                        CENTURY CAPITAL MANAGEMENT TRUST

                         SUPPLEMENT DATED JULY 20, 2006
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2006


     The second paragraph under the heading "SMALLER COMPANY EQUITY SECURITIES" on page 2 of the Statement of Additional Information is modified by deleting the first three sentences of the paragraph and replacing them with the following:


     As stated in the Prospectus, the Adviser considers small cap companies to be those with market capitalizations, at the time of the Fund's investment, not exceeding the highest market capitalization in the Russell 2000(R) Index during the most recent 365 day period. The size of companies in the Russell 2000(R) Index changes with market conditions and the composition of the Index. For the 365 day period ended June 30, 2006, the range of market capitalizations in the Russell 2000(R) Index was approximately $25 million to $5.6 billion. It is expected that the average weighted market capitalization of the Fund will not exceed the highest market capitalization in the Russell 2000(R) Index during the most recent 365 day period.





                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE